John Hancock Funds II
Supplement dated June 18, 2010
to the Lifecycle Portfolios Prospectus dated December 31, 2009
Lifecycle 2045 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2010 Portfolio
In the “Lifecycle Portfolios Overview” section of the current prospectus, the first four paragraphs, excluding the Target allocation chart, are replaced in their entirety with the following:
The Lifecycle Portfolios
Each portfolio is a “fund of funds” which invests in a number of underlying funds. The subadviser to each portfolio allocates the assets of the portfolio among the underlying funds according to an asset allocation strategy that becomes increasingly conservative over time. Each portfolio’s name refers to the approximate retirement year of the investors for whom the portfolio’s asset allocation strategy is designed. For example, as of November 30, 2009, the Lifecycle 2045 Portfolio, which is designed for investors planning to retire around the year 2045, has a relatively aggressive target asset allocation of 95% of its assets in underlying funds that invest primarily in equity securities. By contrast, as of November 30, 2009, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 52% of its assets invested in equity underlying funds and approximately 48% of its assets invested in fixed-income underlying funds.
Each portfolio is designed for investors who may remain invested in their age-appropriate fund through their retirement years. After a portfolio reaches its designated retirement year, it will continue to be managed according to an allocation strategy that becomes increasingly conservative over time, until approximately twenty years after retirement when the portfolio is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities.
The subadviser may from time to time adjust the percentage of assets invested in any specific underlying fund held by a portfolio. Such adjustments may be made to increase or decrease a portfolio’s holdings of particular asset classes and investment styles or to reflect fundamental changes in the investment environment.
Over time, the asset allocation strategy will change according to a predetermined “glide path” shown in the following chart. The investment adviser may change the target allocation without shareholder approval if it believes such change would benefit the portfolio and its shareholders. The glide path is intended to reduce investment risk and volatility as retirement approaches and in the postretirement years since the portfolio may be a primary source of income for its shareholders after retirement.
The allocations reflected in the glide path are also referred to as “target” allocations because they do not reflect active decisions made by the subadviser to produce an overweight or an underweight position in a particular asset class based on the subadviser’s market outlook. Each portfolio has a target allocation to underlying funds for the broad asset classes of equities and fixed income, but may invest outside these target allocations to protect the portfolio or help it achieve its objective. Any such deviation from the target allocation is not expected to be greater than plus or minus 10%, although this range may be exceeded in light of market or economic conditions in an effort to protect a portfolio or achieve its objective. Any such decisions would be made by taking into account relevant factors such as the current and expected economic environment, various fundamental factors such as the valuations of various asset classes and various technical factors such as market sentiment. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money even if the portfolio is at or close to its designated retirement year or in its postretirement stage. The advisor believes the majority of performance will be driven by the long-term strategic asset allocation mix as opposed to any shorter-term tactical asset allocation decisions.